Document and Entity Information	6 Months Ended
Jun. 30, 2010
Document Type	6-K
Amendment Flag	false
Document Period End Date	2010-06-30
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	Q2
Trading Symbol	TGH
Entity Registrant Name	TEXTAINER GROUP HOLDINGS LTD
Entity Central Index Key	0001413159
Current Fiscal Year End Date	--12-31

Condensed Consolidated Balance Sheets (USD $) In Thousands	Jun. 30, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 59,146	$ 56,819
Accounts receivable, net of allowance for doubtful accounts of $7,623 and $8,347 in 2010 and 2009, respectively	54,452	68,896
Net investment in direct financing and sales-type leases	18,671	17,225
Trading containers	418	1,271
Containers held for sale	2,524	9,756
Prepaid expenses	7,653	1,785
Deferred taxes	1,453	1,463
Due from affiliates, net	4	126
Total current assets	144,321	157,341
Restricted cash	13,719	6,586
Containers, net of accumulated depreciation of $343,434 and $343,513 at 2010 and 2009, respectively	1,107,431	1,061,866
Net investment in direct financing and sales-type leases	78,853	63,326
Fixed assets, net of accumulated depreciation of $8,647 and $8,512 at 2010 and 2009, respectively	1,750	1,986
Intangible assets, net of accumulated amortization of $24,306 and $20,897 at 2010 and 2009, respectively	63,257	66,692
Interest rate swaps		731
Other assets	6,985	1,495
Total assets	1,416,316	1,360,023
Current liabilities:
Accounts payable	7,360	9,078
Accrued expenses	4,947	9,740
Container contracts payable	57,556	13,140
Deferred revenue	7,045	7,948
Due to owners, net	17,821	14,141
Secured debt facility		16,500
Bonds payable	51,500	51,500
Total current liabilities	146,229	122,047
Revolving credit facility	84,000	79,000
Secured debt facility	320,576	313,021
Bonds payable	201,228	226,875
Deferred revenue	6,625	11,294
Interest rate swaps	14,568	8,971
Income tax payable	24,640	18,656
Deferred taxes	7,288	6,894
Total liabilities	805,154	786,758
Textainer Group Holdings Limited shareholders' equity:
Common shares, $0.01 par value. Authorized 140,000,000 shares; issued and outstanding 48,117,187 and 47,760,771 at 2010 and 2009, respectively	481	478
Additional paid-in capital	175,565	170,497
Accumulated other comprehensive loss	(173)	(111)
Retained earnings	356,197	329,449
Total Textainer Group Holdings Limited shareholders' equity	532,070	500,313
Noncontrolling interest	79,092	72,952
Total equity	611,162	573,265
Total liabilities and equity	$ 1,416,316	$ 1,360,023

Condensed Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data	Jun. 30, 2010	Dec. 31, 2009
Accounts receivable, allowance for doubtful accounts	$ 7,623	$ 8,347
Containers, accumulated depreciation	343,434	343,513
Fixed assets, accumulated depreciation	8,647	8,512
Intangible assets, accumulated amortization	$ 24,306	$ 20,897
Common shares, par value	$ 0.01	$ 0.01
Common shares, Authorized	140,000,000	140,000,000
Common shares, issued	48,117,187	47,760,771
Common shares, outstanding	48,117,187	47,760,771

Condensed Consolidated Statements of Income (USD $) In Thousands, except Per Share data	3 Months Ended		6 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Jun. 30, 2010	Jun. 30, 2009
Revenues:
Lease rental income	$ 56,741	$ 44,196	$ 106,322	$ 93,291
Management fees	6,897	6,034	13,305	11,878
Trading container sales proceeds	3,612	1,423	7,424	3,688
Gains on sale of containers, net	7,274	2,785	16,672	5,162
Total revenues	74,524	54,438	143,723	114,019
Operating expenses:
Direct container expense	7,965	9,488	17,341	17,310
Cost of trading containers sold	2,915	1,276	5,898	3,279
Depreciation expense	13,188	11,261	26,031	22,413
Amortization expense	1,575	1,849	3,152	3,459
General and administrative expense	5,601	5,064	10,949	10,389
Short-term incentive compensation expense	1,350	595	2,116	1,190
Long-term incentive compensation expense	1,063	883	3,138	1,724
Bad debt (recovery) expense, net	(205)	1,527	(481)	2,194
Total operating expenses	33,452	31,943	68,144	61,958
Income from operations	41,072	22,495	75,579	52,061
Other income (expense):
Interest expense	(2,781)	(3,012)	(5,435)	(6,312)
Gain on early extinguishment of debt		16,298		19,398
Interest income	3	17	6	51
Realized losses on interest rate swaps and caps, net	(2,354)	(3,799)	(5,107)	(7,702)
Unrealized (losses) gains on interest rate swaps, net	(4,728)	6,733	(6,328)	8,062
Gain on lost military containers, net	104	29	346	168
Other, net	(279)	240	(337)	(31)
Net other (expense) income	(10,035)	16,506	(16,855)	13,634
Income before income tax and noncontrolling interest	31,037	39,001	58,724	65,695
Income tax expense	(2,654)	(1,500)	(3,268)	(3,656)
Net income	28,383	37,501	55,456	62,039
Less: Net income attributable to the noncontrolling interest	(3,306)	(6,483)	(6,140)	(10,110)
Net income attributable to Textainer Group Holdings Limited common shareholders	$ 25,077	$ 31,018	$ 49,316	$ 51,929
Net income attributable to Textainer Group Holdings Limited common shareholders
Basic	$ 0.52	$ 0.65	$ 1.03	$ 1.09
Diluted	$ 0.51	$ 0.65	$ 1.01	$ 1.08
Weighted average shares outstanding (in thousands):
Basic	48,067	47,761	48,050	47,761
Diluted	49,157	47,964	49,036	47,926

Condensed Consolidated Statements of Cash Flows (USD $) In Thousands	6 Months Ended
	Jun. 30, 2010	Jun. 30, 2009
Cash flows from operating activities:
Net income	$ 55,456	$ 62,039
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense	26,031	22,413
Bad debt (recovery) expense, net	(481)	2,194
Unrealized losses (gains) on interest rate swaps, net	6,328	(8,062)
Amortization of debt issuance costs	1,019	1,235
Amortization of intangible assets	3,152	3,459
Amortization of acquired above-market leases	283	756
Amortization of deferred revenue	(3,573)
Amortization of unearned income on direct financing and sales-type leases	(4,121)	(5,179)
Gains on sale of containers and lost military containers, net	(17,018)	(5,330)
Gain on early extinguishment of debt		(19,398)
Share-based compensation expense	3,261	1,669
Changes in operating assets and liabilities	2,953	2,043
Total adjustments	17,834	(4,200)
Net cash provided by operating activities	73,290	57,839
Cash flows from investing activities:
Purchase of containers and fixed assets	(78,257)	(11,421)
Purchase of intangible assets		(13,812)
Proceeds from sale of containers and fixed assets	49,126	26,797
Receipt of principal payments on direct financing and sales-type leases	27,625	14,359
Net cash (used in) provided by investing activities	(1,506)	15,923
Cash flows from financing activities:
Proceeds from revolving credit facility	29,000	7,000
Principal payments on revolving credit facility	(24,000)	(53,000)
Proceeds from secured debt facility	47,000	73,500
Principal payments on secured debt facility	(56,000)	(57,500)
Principal payments on bonds payable	(25,750)	(27,542)
Purchase of bonds payable		(20,234)
(Increase) decrease in restricted cash	(7,133)	4,046
Debt issuance costs	(11,672)	(112)
Issuance of common shares	1,728
Dividends paid	(22,568)	(21,970)
Net cash used in financing activities	(69,395)	(95,812)
Effect of exchange rate changes	(62)	26
Net increase (decrease) in cash and cash equivalents	2,327	(22,024)
Cash and cash equivalents, beginning of the year	56,819	71,490
Cash and cash equivalents, end of period	59,146	49,466
Cash paid during the period for:
Interest and realized losses on interest rate swaps and caps, net	9,872	12,980
Income taxes	232	396
Supplemental disclosures of noncash investing activities:
Increase in accrued container purchases	44,416	2,273
Containers placed in direct financing and sales-type leases	$ 20,247	$ 34,811

Nature of Business	6 Months Ended
Jun. 30, 2010
Nature of Business
(1)	Nature of Business

Textainer Group Holdings Limited (“TGH”) is incorporated in Bermuda. TGH is the holding company of a group of corporations consisting of TGH and its subsidiaries (collectively, the “Company”) involved in the purchase, management, leasing and resale of a fleet of marine cargo containers. The Company manages and provides administrative support to the affiliated and unaffiliated owners (the “Owners”) of the containers and structures and manages container leasing investment programs.

The Company conducts its business activities in four main areas: container ownership, container management, container resale and military management (see Note 7 “Segment Information”).

Summary of Significant Accounting Policies	6 Months Ended
Jun. 30, 2010
Summary of Significant Accounting Policies
(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The Company utilizes the accrual method of accounting.

Certain information and footnote disclosure normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. The accompanying unaudited condensed consolidated interim financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2009 furnished to the Securities and Exchange Commission on March 17, 2010.

In the opinion of management, the accompanying unaudited condensed consolidated financial statements contain all adjustments (consisting of only normal and recurring adjustments) necessary to present fairly the Company’s consolidated financial position as of June 30, 2010, and the Company’s consolidated results of operations for the three and six months ended June 30, 2010 and 2009 and the consolidated cash flows for the six months ended June 30, 2010 and 2009. These condensed consolidated financial statements are not necessarily indicative of the results of operations or cash flows that may be reported for the remainder of the fiscal year ending December 31, 2010.

(b)	Principles of Consolidation

The condensed consolidated financial statements of the Company include TGH and all of its subsidiaries. All material intercompany balances have been eliminated in consolidation.

(c)	Cash and Cash Equivalents and Restricted Cash

Cash and cash equivalents are comprised of interest-bearing deposits or money market securities with original maturities of three months or less. The Company maintains cash and cash equivalents and restricted cash (see Note 8 “Commitments and Contingencies—Restricted Cash”) with various financial institutions. These financial institutions are located in the United States, Canada, Bermuda, Singapore, the United Kingdom, the Netherlands and Malaysia. A significant portion of the Company’s cash and cash equivalents and restricted cash is maintained with a small number of banks and, accordingly, the Company is exposed to the credit risk of these counterparties in respect of the Company’s cash and cash equivalents and restricted cash. Furthermore, the deposits maintained at some of these financial institutions exceed the amount of insurance provided on the deposits. Restricted cash is excluded from cash and cash equivalents and is included in long-term assets.

(d)	Intangible Assets

Intangible assets, consisting primarily of exclusive rights to manage container fleets, are amortized over the expected life of the contracts based on forecasted income to the Company. The contract terms range from 11 to 13 years. The Company reviews its intangible assets for impairment if events and circumstances indicate that the carrying amount of the intangible assets may not be recoverable. The Company compares the carrying value of the intangible assets to expected future undiscounted cash flows for the purpose of assessing the recoverability of the recorded amounts. If the carrying amount exceeds expected undiscounted cash flows, the intangible assets are reduced to their fair value.

On April 15, 2009, the Company purchased the exclusive rights to manage the approximately 145,000 Twenty-Foot Equivalent Unit (“TEU”) container fleet of Amficon for a total purchase price equal to  $10,600. The total purchase price is being amortized over the expected approximate 11-year life of the contract on a pro-rata basis to the expected management fees. On October 1, 2009, the Company purchased approximately 53,000 TEU of the containers that it had been managing for Amficon for a total purchase price equal to  $63,676 and relinquished management rights for those containers previously recorded as an intangible asset of  $3,378. Related amortization expense for the three and six months ended June 30, 2010 was  $167 and  $333, respectively.

On June 12, 2009, the Company purchased the exclusive rights to manage the approximately 154,000 TEU container fleet of Capital Intermodal Limited, Capital Intermodal GmbH, Capital Intermodal Inc., Capital Intermodal Assets Limited and Xines Limited (collectively “Capital Intermodal”) for a total purchase price equal to  $2,954. The total purchase price is being amortized over the expected approximate 11-year life of the contract on a pro-rata basis to the expected management fees. Related amortization expense for the three and six months ended June 30, 2010 was  $53 and  $106, respectively.

The changes in the carrying amount of intangible assets during the six months ended June 30, 2010 are as follows:

Balance as of December 31, 2009	$66,692
Amortization of step acquisition adjustment related to lease contracts (1)	(283)
Amortization expense	(3,152)

Balance as of June 30, 2010	$63,257

(1)	Represents amortization of a step acquisition adjustment related to the Company’s wholly owned subsidiary, Textainer Limited (“TL”) purchase of 3,000 additional Class A shares of Textainer Marine Containers Limited (“TMCL”) on November 1, 2007. The adjustment was recorded to increase the balance of the lease contracts to an amount that equaled the fair market value of the lease contracts on the date of acquisition and the related amortization is included in lease rental income in the accompanying condensed consolidated statements of income.

The following is a schedule, by year, of future amortization of intangible assets as of June 30, 2010:

Twelve months ending June 30:
2011	$6,564
2012	7,066
2013	7,181
2014	7,538
2015 and thereafter	34,908

Total future amortization of intangible assets	$63,257

(e)	Lease Rental Income

Lease rental income arises principally from the renting of containers owned by the Company to various international shipping lines. Revenue is recorded when earned according to the terms of the container rental contracts. These contracts are typically for terms of five years or less and are generally classified as operating leases.

Under long-term lease agreements, containers are usually leased from the Company for periods of three to five years. Such leases are generally cancelable with a penalty at the end of each 12-month period. Under master lease agreements, the lessee is not committed to leasing a minimum number of containers from the Company during the lease term and may generally return the containers to the Company at any time, subject to certain restrictions in the lease agreement. Under long-term lease and master lease agreements, revenue is earned and recognized evenly over the period during which the equipment is on lease. Under direct finance and sales-type leases, the containers are usually leased from the Company for the remainder of the containers’ useful lives with a bargain purchase option at the end of the lease term or the lease term is equal to or greater than 75 percent of the containers’ estimated useful lives. Revenue is earned and recognized on direct finance leases over the lease terms so as to produce a constant periodic rate of return on the net investment in the leases. Under sales-type leases, a gain or loss is recognized at the inception of the leases by subtracting the book value of the containers from the estimated fair value of the containers and the remaining revenue is earned and recognized over the lease terms so as to produce a constant periodic rate of return on the net investment in the leases.

Container leases do not include step-rent provisions or lease concessions, nor do they depend on indices or rates.

The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its lessees to make required payments. These allowances are based on management’s current assessment of the financial condition of the Company’s lessees and their ability to make their required payments. If the financial condition of the Company’s lessees were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

(f)	Containers and Fixed Assets

Capitalized container costs include the container cost payable to the manufacturer and the associated transportation costs incurred in moving the containers from the manufacturer to the containers’ first destined port. Containers that are purchased new are depreciated using the straight-line method over their estimated useful lives of 12 years to an estimated dollar residual value. Containers purchased used are depreciated based upon their remaining useful lives at the date of acquisition to an estimated dollar residual value. The Company evaluates the estimated residual values and remaining estimated useful lives on an ongoing basis. Depreciation expense may fluctuate in future periods based on fluctuations in these estimates.

Fixed assets are recorded at cost and depreciated on a straight-line basis over the estimated useful lives of the assets, ranging from three to seven years.

The Company reviews its containers and fixed assets for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be recoverable. The Company compares the carrying value of the containers to the expected future undiscounted cash flows for the purpose of assessing the recoverability of the recorded amounts. If the carrying value exceeds expected future undiscounted cash flows, the assets are reduced to fair value. In addition, containers identified as being available for sale are valued at the lower of carrying value or fair value, less costs to sell.

(g)	Income Taxes

The Company uses the asset and liability method to account for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in the tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded when the realization of a deferred tax asset is unlikely.

The Company also accounts for income tax positions by recognizing the effect on income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in the recognition or measurement are reflected in the period in which the change in judgment occurs. If there are findings in future regulatory examinations of the Company’s tax returns, those findings may result in additional income tax expense.

(h)	Maintenance and Repair Expense and Damage Protection Plan

The Company’s leases generally require the lessee to pay for any damage to the container beyond normal wear and tear at the end of the lease term. The Company offers a damage protection plan (“DPP”) to certain lessees of its containers. Under the terms of the DPP, the Company charges lessees an additional amount primarily on a daily basis and the lessees are no longer obligated for certain future repair costs for containers subject to the DPP. It is the Company’s policy to recognize these revenues as earned on a daily basis over the related term of its lease. The Company has not recognized revenue and related expense for customers who are billed at the end of the lease term under the DPP or for other lessees who do not participate in the DPP. Based on past history, there is uncertainty as to collectability of these amounts from lessees who are billed at the end of the lease term because the amounts due under the DPP are typically re-negotiated at the end of the lease term or the lease term is extended. The Company uses the direct expense method of accounting for maintenance and repairs.

(i)	Concentrations

Although substantially all of the Company’s revenue is derived from assets employed in foreign countries, virtually all of this revenue is denominated in U.S. dollars. The Company does pay some of its expenses in various foreign currencies. For the three months ended June 30, 2010 and 2009,  $3,079 (or 39%) and  $3,456 (or 39%), respectively, and for the six months ended June 30, 2010 and 2009,  $6,051 (or 35%) and  $6,836 (or 41%), respectively, of the Company’s direct container expenses were paid in foreign currencies. For the three and six months ended June 30, 2010 and 2009, the Company’s direct container expenses were paid in 18 and 15 different foreign currencies, respectively. The Company does not hedge these container expenses as there are no significant payments made in any one foreign currency that are significant enough to warrant such hedging and the Company’s contract with the U.S. military contains a provision to protect it from fluctuations in exchange rates for payments made in foreign currencies.

The Company’s customers are international shipping lines, which transport goods on international trade routes. Once the containers are on hire with a lessee, the Company does not track their location. The domicile of the lessee is not indicative of where the lessee is transporting the containers. The Company’s business risk in its foreign concentrations lies with the creditworthiness of the lessees rather than the geographic location of the containers or the domicile of the lessees. Except for lease rental income from one major lessee that amounted to 11% and 12% of the Company’s lease rental income for the three and six months ended June 30, 2010, respectively and 13% of the Company’s lease rental income for both the three and six months ended June 30, 2009, no other single lessee made up greater than 10% of the Company’s lease rental income for those periods. The same customer accounted for 10% and 16% of the Company’s accounts receivable, net as of June 30, 2010 and December 31, 2009, respectively.

(j)	Fair Value of Financial Instruments

The Company calculates the fair value of financial instruments and includes this additional information in the notes to the condensed consolidated financial statements when the fair value is different from the book value of those financial instruments. The Company’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable and payable, net investment in direct financing and sales-type leases, due from affiliates, net, container contracts payable, due to owners, net, debt and interest rate swaps. At June 30, 2010 and December 31, 2009, the fair value of the Company’s financial instruments approximated the related book value of such instruments except that the fair value of net investment in direct financing and sales-type leases (including the short-term balance) was approximately  $63,980 and  $74,698 at June 30, 2010 and December 31, 2009, respectively, compared to a book value of  $97,524 and  $80,551 at June 30, 2010 and December 31, 2009, respectively, and the fair value of long-term debt (including current maturities) based on the borrowing rates available to the Company was approximately  $637,419 and  $639,591 at June 30, 2010 and December 31, 2009, respectively, compared to a book value of  $657,304 and  $686,896 at June 30, 2010 and December 31, 2009, respectively.

(k)	Derivative Instruments

The Company has entered into various interest rate swap and cap agreements to mitigate its exposure associated with its variable rate debt. The swap agreements involve payments by the Company to counterparties at fixed rates in return for receipts based upon variable rates indexed to the London Inter Bank Offered Rate (“LIBOR”). The differentials between the fixed and variable rate payments under these agreements are recognized in realized (losses) gains on interest rate swaps and caps, net in the condensed consolidated statement of income.

As of the balance sheet dates, none of the derivative instruments is designated by the Company for hedge accounting. The fair value of the derivative instruments is measured at each balance sheet date and the change in fair value is recorded in the condensed consolidated statements of income as unrealized (losses) gains on interest rate swaps, net.

(l)	Share Options and Restricted Share Units

The Company estimates the fair value of all employee share options awarded under its 2007 Share Incentive Plan (the “2007 Plan”) on the grant date using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in the Company’s condensed consolidated statements of income.

The Company uses the Black-Scholes-Merton option-pricing model as a method for determining the estimated fair value for employee share option awards. The Company uses the fair market value of the Company’s common shares on the grant date, discounted for estimated dividends that will not be received by the employees during the vesting period, for determining the estimated fair value for employee restricted share units. Compensation expense for employee share awards is recognized on a straight-line basis over the vesting period of the award.

(m)	Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company’s management evaluates its estimates on an ongoing basis, including those related to the container rental equipment, intangible assets, accounts receivable, income taxes, and accruals.

These estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments regarding the carrying values of assets and liabilities. Actual results could differ from those estimates under different assumptions or conditions.

(n)	Reclassifications

Certain reclassifications of 2009 amounts have been made in order to conform with the 2010 financial statement presentation. On the Company’s condensed consolidated balance sheet as of December 31, 2009, containers, net of  $9,756 was reclassified to containers held for sale and containers for sale of  $1,271 was reclassified as trading containers. On the Company’s condensed consolidated statement of cash flows for the six months ended June 30, 2009, receipt of principal payments on direct financing and sales-type leases of  $5,179 was reclassified to amortization of unearned income on direct financing and sales-type leases.

(o)	Net income attributable to Textainer Group Holdings Limited common shareholders per share

Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the applicable period. Diluted net income per share reflects the potential dilution that could occur if all outstanding share options were exercised for, and all outstanding restricted share units were converted into, common shares. There were no share options excluded from the computation of diluted net income per share for the three and six months ended June 30, 2010 because none of the shares were anti-dilutive under the treasury stock method. Share options for both the three and six months ended June 30, 2009 of 1,036,050 were excluded from the computation of diluted net income per share because they were anti-dilutive under the treasury stock method. A reconciliation of the numerator and denominator of basic earnings per share (“EPS”) with that of diluted EPS is presented as follows:

All amounts in thousands, except Net income attributable to Textainer

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Numerator:
Net income attributable to Textainer Group Holdings Limited common shareholders - basic and diluted	$25,077	$31,018	$49,316	$51,929
Denominator:
Weighted average common shares outstanding - basic	48,067	47,761	48,050	47,761
Dilutive share options and restricted share units	1,090	203	986	165

Weighted average common shares outstanding - diluted	49,157	47,964	49,036	47,926

Net income attributable to Textainer Group Holdings Limited common shareholders per common share
Basic	$0.52	$0.65	$1.03	$1.09
Diluted	$0.51	$0.65	$1.01	$1.08

(p)	Fair Value Measurements

The Company utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those levels:

•	Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

•

Level 2: Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

•	Level 3: Unobservable inputs that reflect the reporting entity’s own assumptions.

The Company uses the exchange price notion, which is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. Therefore, the definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price).

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis as of June 30, 2010 and December 31, 2009:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
	(Level 1)	(Level 2)	(Level 3)
June 30, 2010
Liabilities
Interest rate swaps	$—	$14,568	$—

Total	$—	$14,568	$—

December 31, 2009
Assets
Interest rate swaps	$—	$731	$—

Total	$—	$731	$—

Liabilities
Interest rate swaps	$—	$8,971	$—

Total	$—	$8,971	$—

The following table summarizes the Company’s assets measured at fair value on a non-recurring basis as of June 30, 2010 and December 31, 2009:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Six Months Ended June 30, 2010 and 2009
	(Level 1)	(Level 2)	(Level 3)	Total Impairments (2)
June 30, 2010
Assets
Containers held for sale (1)	$—	$639	$—	$603

Total	$—	$639	$—	$603

December 31, 2009
Assets
Containers held for sale (1)	$—	$2,411	$—	$1,029

Total	$—	$2,411	$—	$1,029

(1)	Represents the carrying value of containers included in containers held for sale in the accompanying condensed consolidated balance sheets that have been impaired to write down the value of the containers to their estimated fair value less cost to sale.
(2)	Included in depreciation expense in the accompanying condensed consolidated statements of income.

When the Company is required to write down the cost basis of its containers held for sale to fair value less cost to sell, the Company measures the fair value of its containers held for sale under a Level 2 input. The Company relies on its recent sales prices for identical or similar assets in markets, by geography, that are active. The Company records impairments to write down the value of containers held for sale to their estimated fair value less cost to sale.

The Company measures the fair value of its  $340,260 notional amount of interest rate swaps using Level 2 inputs. The Company changed from measuring the fair value of its interest rate swaps under a Level 3 input to a Level 2 input during the three months ended June 30, 2009 because it began determining the fair value estimate using observable market inputs. In addition, the valuation reflects the credit standing of the Company and the counterparties to the interest rate swaps. The valuation technique utilized by the Company to calculate the fair value of the interest rate swaps was the income approach. This approach represents the present value of future cash flows based upon current market expectations. The Company’s interest rate swap agreements had a net fair value liability of  $14,568 and  $8,240 as of June 30, 2010 and December 31, 2009, respectively. The credit valuation adjustment (which was a reduction in the liability) was determined to be  $164 as of June 30, 2010. The change in fair value for the six months ended June, 2010 and 2009 of  $(6,328) and  $8,062, respectively, was recorded in the condensed consolidated statement of income as part of unrealized (losses) gains on interest rate swaps, net.

(q)	Recently Issued Accounting Pronouncements

The FASB issued Accounting Standards Update (“ASU”) 2009-13 Revenue Recognition (Topic 605)—Multiple-Deliverable Revenue Arrangements (“ASU 2009’13”), which formally codifies the FASB’s ratification in September 2009 of Emerging Issues Task Force (“EITF”) Issue No. 08-1, Revenue Arrangements with Multiple Deliverables. ASU 2009-13 updates the current guidance pertaining to multiple-element revenue arrangements included in the FASB’s ASC Topic 605-25 Revenue Recognition—Multiple-Element Arrangements, which originated primarily from EITF Issue No. 00-21, Revenue Arrangements with Multiple Deliverables. ASU 2009-13 establishes the accounting and reporting guidance for arrangements under which a vendor will perform multiple revenue-generating activities. Specifically, ASU 2009-13 addresses how to separate deliverables and how to measure and allocate arrangement consideration to one or more units of accounting. ASU 2009-13 will be effective for annual reporting periods beginning January 1, 2011 for calendar-year entities. The Company does not believe the adoption of ASU 2009-13 will have a material effect on its consolidated financial position, results of operations or cash flows.

In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends Subtopic 820-10 with new disclosure requirements and clarification of existing disclosure requirements. New disclosures required include the amount of significant transfers in and out of levels 1 and 2 fair value measurements and the reasons for the transfers. In addition, the reconciliation for level 3 activity will be required on a gross rather than net basis. ASU 2010-06 provides additional guidance related to the level of disaggregation in determining classes of assets and liabilities and disclosures about inputs and valuation techniques. The amendments are effective for annual or interim reporting periods beginning after December 15, 2009, except for the requirement to provide the reconciliation for level 3 activity on a gross basis, which will be effective for fiscal years beginning after December 15, 2010. Accordingly, the Company adopted ASU 2010-6, with the exception of the reconciliation requirements for level 3 activity, on January 1, 2010, which had no impact on the Company’s consolidated financial position, results of operations or cash flows. The Company does not believe that the adoption of the reconciliation requirements of ASU 2010-6 for level 3 activity will have a material impact on its consolidated financial position, results of operations or cash flows.

In July 2010, the FASB issued ASU 2010-10, Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses (Topic 310) (“ASU 2010-10”). The main objective of ASU 2010-10 is to provide financial statement users with greater transparency about an entity’s allowance for credit losses and the credit quality of its financing receivables. In the aftermath of the global economic crisis, effective financial reporting has become the subject of worldwide attention, with a focus on the urgent need for improved accounting standards in a number of areas, including financial instruments. ASU 2010-10 is intended to provide additional information to assist financial statement users in assessing an entity’s credit risk exposures and evaluating the adequacy of its allowance for credit losses. Currently, a high threshold for recognition of credit impairments impedes timely recognition of losses. ASU 2010-10 will be effective for interim and annual reporting periods ending on or after December 15, 2010 for disclosures as of the end of a reporting period and will be effective for interim and annual reporting periods on or after December 15, 2010 for disclosures about activity that occurs during a reporting period.

Purchase-leaseback Transactions	6 Months Ended
Jun. 30, 2010
Purchase-leaseback Transactions
(3)	Purchase-leaseback Transactions

On March 31, 2009 and July 16, 2009, the Company completed purchase-leaseback transactions for approximately 5,900 and 28,900 containers, respectively, with a shipping line for total purchase prices of  $1,361 and  $11,914, respectively. The total purchase price and leaseback rental rates were below market rates. The prepayment of the leases by the lessee by selling the containers at below-market prices to the Company was recorded as follows:

Containers, net of accumulated depreciation	$40,291
Deferred revenue—operating lease contracts	(27,016)

Purchase price	$13,275

The deferred revenue is being amortized to lease rental income over the three-year term of the lease contracts.

Transactions with Affiliates and Owners	6 Months Ended
Jun. 30, 2010
Transactions with Affiliates and Owners
(4)	Transactions with Affiliates and Owners

Amounts due from affiliates, net generally result from cash advances and the payment of affiliated companies’ administrative expenses by the Company on behalf of such affiliates. Balances are generally paid within 30 days.

Management fees, including acquisition fees and sales commissions for the three and six months ended June 30, 2010 and 2009 were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Fees from affiliated owners	$1,243	$1,208	$2,444	$2,370
Fees from unaffiliated owners	5,189	4,375	9,931	8,605

Fees from owners	6,432	5,583	12,375	10,975
Other fees	465	451	930	903

Total management fees	$6,897	$6,034	$13,305	$11,878

Due to owners, net represents lease rentals collected on behalf of and payable to Owners, net of direct expenses and management fees receivable. Due to owners, net at June 30, 2010 and December 31, 2009 consisted of the following:

	June 30 2010	December 31, 2009
Affiliated owners	$1,312	$1,114
Unaffiliated owners	16,509	13,027

Total due to owners, net	$17,821	$14,141

Income Taxes	6 Months Ended
Jun. 30, 2010
Income Taxes
(5)	Income Taxes

The Company’s effective income tax rates were 8.55% and 3.85% for the three months ended June 30, 2010 and 2009, respectively, and 5.57% for both of the six month periods ended June 30, 2010 and 2009. In May 2009, the Company received notification from the U.S. Internal Revenue Service (the “IRS”) that the 2007 and 2008 United States tax returns for TGH’s subsidiary Textainer Equipment Management (U.S.) Limited had been selected for examination. During the three months ended March 31, 2010, the IRS had effectively completed its examination, pending final notification. As a result, the Company revised its estimate of unrecognized tax benefits by  $1,558 and recognized a tax provision reduction of  $1,478, net of correlative deduction, during the three months ended March 31, 2010. During the three months ended June 30, 2010, the Company received final notification from the IRS regarding its exam and, as a result, the Company revised its estimate of unrecognized tax benefits by an additional  $705 and recognized a tax provision reduction of  $657, net of correlative deduction, during the three months ended June 30, 2010, which was more than offset by an increase in the annual forecasted tax rate for the 2010 fiscal year compared to the 2009 fiscal year.

Revolving Credit Facility, Bonds Payable and Secured Debt Facilities, and Derivative Instruments	6 Months Ended
Jun. 30, 2010
Revolving Credit Facility, Bonds Payable and Secured Debt Facilities, and Derivative Instruments
(6)	Revolving Credit Facility, Bonds Payable and Secured Debt Facilities, and Derivative Instruments

The following represents the Company’s debt obligations as of June 30, 2010 and December 31, 2009:

	June 30, 2010	December 31, 2009
Revolving Credit Facility, Bonds Payable and Secured Debt Facility
Revolving Credit Facility, weighted average interest at 1.48% and 1.25% at June 30, 2010 and December 31, 2009, respectively	$84,000	$79,000
2005-1 Bonds, interest at 0.88% and 0.76% at June 30, 2010 and December 31, 2009	252,728	278,375
Secured Debt Facilities, weighted average interest at 3.09% and 1.48% at June 30, 2010 and December 31, 2009	320,576	329,521

Total debt obligations	$657,304	$686,896

Amount due within one year	$51,500	$68,000

Amounts due beyond one year	$605,804	$618,896

Revolving Credit Facility

A Company subsidiary, Textainer Limited (“TL”), has a credit agreement with a group of banks that provides for a revolving credit facility with an aggregate commitment amount of up to  $205,000 (which includes a  $50,000 letter of credit facility) (the “Credit Facility”). The Credit Facility provides for payments of interest only during its term beginning on its inception date through April 22, 2013 when all borrowings are due in full. Interest on the outstanding amount due under the Credit Facility at June 30, 2010 was based either on the U.S. prime rate or LIBOR plus a spread between 0.5% and 1.5%, which varies based on TGH’s leverage. Total outstanding principal under the Credit Facility was  $84,000 and  $79,000 as of June 30, 2010 and December 31, 2009, respectively. The Company had no outstanding letters of credit under the Credit Facility as of June 30, 2010 and December 31, 2009.

The Credit Facility is secured by the Company’s containers and under the terms of the Credit Facility, the total outstanding principal may not exceed the lesser of the commitment amount and a formula based on the Company’s net book value of containers and outstanding debt. The additional amount available for borrowing under the Credit Facility, as limited by the Company’s borrowing base, was  $30,174 as of June 30, 2010.

TGH acts as a guarantor of the Credit Facility. The Credit Facility contains restrictive covenants, including limitations on certain liens, indebtedness and investments. In addition, the Credit Facility contains certain restrictive financial covenants on TGH’s tangible net worth, leverage, debt service coverage and on TL’s leverage and interest coverage. The Company was in compliance with all such covenants at June 30, 2010. There is a commitment fee of 0.20% to 0.30% on the unused portion of the Credit Facility, which varies based on the leverage of TGH and is payable in arrears. In addition, there is an agent’s fee, which is payable annually in advance.

Bonds Payable and Secured Debt Facilities

In 2005, one of the Company’s subsidiaries, Textainer Marine Containers Limited (“TMCL”), issued  $580,000 in variable rate amortizing bonds (the “2005-1 Bonds”) to institutional investors. The  $580,000 in 2005-1 Bonds represent fully amortizing notes payable on a straight-line basis over a scheduled payment term of 10 years, but not to exceed the maximum payment term of 15 years. During March, April and May of 2009, the Company repurchased  $65,000 in original face amount or  $39,917 in outstanding principal amount of its 2005-1 Bonds for  $20,234. As a result of these purchases, the Company recognized a gain on early extinguishment of debt during the three and six months ended June 30, 2009 of  $16,298 and  $19,938, respectively, net of the write-off of deferred debt financing costs during the three and six months ended June 30, 2009 of  $239 and  $285, respectively. Based on the outstanding principal amount at June 30, 2010 and under a 10-year amortization schedule,  $51,500 in 2005-1 Bond principal will amortize per year. Under the terms of the 2005-1 Bonds, both principal and interest incurred are payable monthly. TMCL is permitted to make voluntary prepayments of all, or a portion of, the principal balance of the 2005-1 Bonds. Ultimate payment of the 2005-1 Bonds’ principal has been insured by Ambac Assurance Corporation and the cost of this insurance coverage, which is equal to 0.275% on the outstanding principal balance of the 2005-1 Bonds, is recognized as incurred on a monthly basis. The interest rate for the outstanding principal balance of the 2005-1 Bonds equals one-month LIBOR plus 0.25%. The target final payment date and legal final payment date are May 15, 2015 and May 15, 2020, respectively.

The Company’s primary ongoing container financing requirements are funded by revolving notes issued by TMCL (the “Secured Debt Facility”). On June 29, 2010, TMCL extended the term of its Secured Debt Facility and amended certain terms thereof, including an increase in the total commitment under the Secured Debt Facility from  $475,000 to  $750,000. The Conversion Date (as defined in the Indenture governing the 2005-1 Bonds and the Secured Debt Facility), was changed from July 2, 2010 to June 29, 2012. The additional amount available for borrowing under the Secured Debt Facility, as limited by the Company’s borrowing base, was  $164,347 as of June 30, 2010. The Secured Debt Facility provides for payments of interest only during the period from its inception until its Conversion Date, with a provision for the Secured Debt Facility to amortize over a 10-year, but not to exceed the maximum term of a 15-year period beginning on the Conversion Date. The interest rate on the Secured Debt Facility, payable monthly in arrears, is LIBOR plus 2.75% during the revolving period prior to the Conversion Date. There is also a commitment fee of 0.75% on the unused portion of the Secured Debt Facility until December 31, 2010, which is payable monthly in arrears. After December 31, 2010, during the remainder of the two-year revolving period, the commitment fee on the unused portion of the Secured Debt Facility will be 0.75% if total borrowings under the Secured Debt Facility equal 50% or more of the total commitment or 1.00% if total borrowings are less than 50% of the total commitment. If the Secured Debt Facility is not refinanced or renewed prior to the new Conversion Date, the interest rate would increase based on pre-agreed terms during the 10 or 15 year amortization period that follows.

Under the terms of the 2005-1 Bonds and Secured Debt Facility, the total outstanding principal of these two programs may not exceed an amount (the “Asset Base”), which is calculated by a formula based on TMCL’s book value of equipment, restricted cash and direct financing and sales-type leases. The total obligations under the 2005-1 Bonds and the Secured Debt Facility are secured by a pledge of TMCL’s assets. TMCL’s total assets amounted to  $1,108,758 as of June 30, 2010. The 2005-1 Bonds and the Secured Debt Facility also contain restrictive covenants regarding the average age of TMCL’s container fleet, certain earnings ratios, ability to incur other obligations and to distribute earnings, TGH’s container management subsidiary net income and debt levels, and overall Asset Base minimums, in which TMCL and TGH’s container management subsidiary were in full compliance at June 30, 2010.

The following is a schedule by year, of future scheduled repayments, as of June 30, 2010:

	Revolving Credit Facility	2005-1 Bonds (1)	Secured Debt Facility(1)
Twelve months ending June 30:
2011	$—	$51,500	$—
2012	—	51,500	—
2013	84,000	51,500	32,100
2014	—	51,500	32,100
2015 and thereafter	—	47,208	256,800

	$84,000	$253,208	$321,000

(1)	Future scheduled payments for the 2005-1 Bonds and the Secured Debt Facility exclude step acquisition adjustments of $480 and $424, respectively, related to the purchase by TL of 3,000 additional shares of TMCL on November 1, 2007. The adjustments were recorded to reduce the balance of both the 2005-1 Bonds and the Secured Debt Facility to an amount that equaled the fair market value of the debt on the date of the acquisition.

The future repayments schedule for the Secured Debt Facility is based on the assumption that the facility will not be extended on its Conversion Date and will then convert into a ten-year fully amortizing note payable.

Derivative Instruments

The Company has entered into several interest rate cap and swap agreements with several banks to reduce the impact of changes in interest rates associated with its 2005-1 Bonds and Secured Debt Facility. The following is a summary of the Company’s derivative instruments as of June 30, 2009:

Derivative instruments	Notional amount
Interest rate cap contracts with several banks with fixed rates between 3.23% and 5.63% per annum, non-amortizing notional amounts, with termination dates through November 2015	$150,100
Interest rate swap contracts with several banks, with fixed rates between 1.08% and 4.95% per annum, amortizing notional amounts, with termination dates through December 2014	340,260

Total notional amount as of June 30, 2010	$490,360

During August 2010, the Company entered into an interest rate swap contract with a bank, with a one-month LIBOR rate fixed at 0.97% per annum, in amortizing notional amount of  $50,000 and a term from August 16, 2010 through August 15, 2013.

The Company’s interest rate swap agreements had a fair value liability of  $14,568 as of June 30, 2010 and a fair value asset and liability of  $731 and  $8,971, respectively, as of December 31, 2009, which are inclusive of counterparty risk. The primary external risk of the Company’s interest rate swap agreements is the counterparty credit exposure, as defined as the ability of a counterparty to perform its financial obligations under a derivative contract. The Company monitors its counterparties’ credit ratings on an on-going basis and they were in compliance with the related derivative agreements at June 30, 2010. The Company does not have any master netting arrangements with its counterparties. The Company’s fair value assets and liabilities for its interest rate swap agreements are included in interest rate swaps in the accompanying condensed consolidated balance sheets. The change in fair value was recorded in the condensed consolidated statements of income as unrealized (losses) gains on interest rate swaps, net.

Segment Information	6 Months Ended
Jun. 30, 2010
Segment Information
(7)	Segment Information

As described in Note 1 “Nature of Business”, the Company operates in four reportable segments: (i) container ownership, (ii) container management, (iii) container resale and (iv) military management. The following tables show segment information for the three and six months ended June 30, 2010 and 2009, reconciled to the Company’s income before taxes as shown in its condensed consolidated statements of income:

Three Months Ended June 30, 2010	Container Ownership	Container Management	Container Resale	Military Management	Other	Eliminations	Totals
Lease rental income	$56,396	$—	$—	$345	$—	$—	$56,741
Management fees	—	10,112	2,589	465	—	(6,269)	6,897
Trading container sales proceeds	—	—	3,612	—	—	—	3,612
Gains on sale of containers, net	7,274	—	—	—	—	—	7,274

Total revenue	$63,670	$10,112	$6,201	$810	$—	$(6,269)	$74,524

Depreciation expense	$13,526	$189	$—	$5	$—	$(532)	$13,188

Interest expense	$2,781	$—	$—	$—	$—	$—	$2,781

Unrealized losses on interest rate swaps, net	$4,728	$—	$—	$—	$—	$—	$4,728

Segment income before taxes	$27,490	$2,388	$2,252	$26	$(908)	$(211)	$31,037

Total assets	$1,325,678	$113,655	$1,206	$601	$3,982	$(28,806)	$1,416,316

Purchases of long-lived assets	$89,770	$83	$—	$—	$—	$—	$89,853

Three Months Ended June 30, 2009
Lease rental income	$43,830	$—	$—	$366	$—	$—	$44,196
Management fees	—	7,618	2,411	451	—	(4,446)	6,034
Trading container sales proceeds	—	—	1,423	—	—	—	1,423
Gains on sale of containers, net	2,785	—	—	—	—	—	2,785

Total revenue	$46,615	$7,618	$3,834	$817	$—	$(4,446)	$54,438

Depreciation expense	$11,534	$186	$—	$5	$—	$(464)	$11,261

Interest expense	$3,012	$—	$—	$—	$—	$—	$3,012

Unrealized gains on interest rate swaps, net	$6,733	$—	$—	$—	$—	$—	$6,733

Segment income before taxes	$36,470	$979	$1,689	$245	$(696)	$314	$39,001

Total assets	$1,146,163	$121,980	$1,364	$1,133	$2,117	$(24,861)	$1,247,896

Purchases of long-lived assets	$9,694	$14,033	$—	$—	$—	$—	$23,727

Six Months Ended June 30, 2010	Container Ownership	Container Management	Container Resale	Military Management	Other	Eliminations	Totals
Lease rental income	$105,557	$—	$—	$765	$—	$—	$106,322
Management fees	—	18,617	5,601	930	—	(11,843)	13,305
Trading container sales proceeds	—	—	7,424	—	—	—	7,424
Gains on sale of containers, net	16,661	11	—	—	—	—	16,672

Total revenue	$122,218	$18,628	$13,025	$1,695	$—	$(11,843)	$143,723

Depreciation expense	$26,688	$383	$—	$10	$—	$(1,050)	$26,031

Interest expense	$5,435	$—	$—	$—	$—	$—	$5,435

Unrealized losses on interest rate swaps, net	$6,328	$—	$—	$—	$—	$—	$6,328

Segment income before taxes	$51,895	$2,792	$5,073	$363	$(1,534)	$135	$58,724

Total assets	$1,325,678	$113,655	$1,206	$601	$3,982	$(28,806)	$1,416,316

Purchases of long-lived assets	$122,516	$157	$—	$—	$—	$—	$122,673

Six Months Ended June 30, 2009
Lease rental income	$92,467	$—	$—	$824	$—	$—	$93,291
Management fees	—	17,176	3,870	903	—	(10,071)	11,878
Trading container sales proceeds	—	—	3,688	—	—	—	3,688
Gains on sale of containers, net	5,165	(3)	—	—	—	—	5,162

Total revenue	$97,632	$17,173	$7,558	$1,727	$—	$(10,071)	$114,019

Depreciation expense	$22,962	$367	$—	$8	$—	$(924)	$22,413

Interest expense	$6,312	$—	$—	$—	$—	$—	$6,312

Unrealized gains on interest rate swaps, net	$8,062	$—	$—	$—	$—	$—	$8,062

Segment income before taxes	$60,032	$3,919	$2,768	$609	$(1,466)	$(167)	$65,695

Total assets	$1,146,163	$121,980	$1,364	$1,133	$2,117	$(24,861)	$1,247,896

Purchases of long-lived assets	$13,287	$14,219	$—	$—	$—	$—	$27,506

General and administrative expenses are allocated to the reportable business segments based on direct overhead costs incurred by those segments. Amounts reported in the “Other” column represent activity unrelated to the active reportable business segments. Amounts reported in the “Eliminations” column represent inter-segment management fees between the Container Management and Container Ownership segments.

Geographic Segment Information

The Company’s container lessees use containers for their global trade utilizing many worldwide trade routes. The Company earns its revenue from international carriers when the containers are on lease. Substantially all of the Company’s leasing related revenue is denominated in U.S. dollars. Since all of the Company’s containers are used internationally, where no one container is domiciled in one particular place for a prolonged period of time, all of the Company’s long-lived assets are considered to be international with no single country of use and, therefore, it is not possible for the Company to disclose an accurate breakdown of its revenue by geographic market.

Commitments and Contingencies	6 Months Ended
Jun. 30, 2010
Commitments and Contingencies
(8)	Commitments and Contingencies

(a)	Restricted Cash

Restricted interest-bearing cash accounts were established by the Company as additional collateral for outstanding borrowings under the Company’s Secured Debt Facility and 2005-1 Bonds. The total balance of these restricted cash accounts was  $13,719 and  $6,586 as of June 30, 2010 and December 31, 2009, respectively.

(b)	Container Commitments

At June 30, 2010, the Company had placed orders with manufacturers for containers to be delivered subsequent to June 30, 2010 in the total amount of  $44,017.

(c)	Trading Container Purchase and Commitments

On September 1, 2009, the Company entered into an agreement with a shipping line to purchase up to  $9,172 of containers to be resold. The agreement expires at the end of August 2010 or when all the equipment has been delivered. At June 30, 2010,  $1,338 of containers remain to be purchased under this agreement.

Share Option and Restricted Share Unit Plan	6 Months Ended
Jun. 30, 2010
Share Option and Restricted Share Unit Plan
(9)	Share Option and Restricted Share Unit Plan

As of June 30, 2010, the Company maintained one active share option and restricted share unit plan, the 2007 Plan. The 2007 Plan provides for the grant of share options, restricted shares, restricted share units, share appreciation rights and dividend equivalent rights. The 2007 Plan provides for grants of incentive share options only to the Company’s employees or employees of any parent or subsidiary of TGH. Awards other than incentive share options may be granted to the Company’s employees, directors and consultants or the employees, directors and consultants of any parent or subsidiary of TGH. Under the 2007 Plan, which was approved by the Company’s shareholders on September 4, 2007, a maximum of 3,808,371 share awards may be granted under the plan. On February 23, 2010, the Company’s Board of Directors approved an increase in the number of shares available for future issuance by 1,468,500, which was approved by the Company’s shareholders at the annual meeting of shareholders on May 19, 2010. At June 30, 2010, 2,084,510 shares were available for future issuance under the 2007 Plan.

Share options are granted at exercise prices equal to the fair market value of the shares on the grant date. Each employee’s options vest in increments of 25% per year beginning approximately one year after an option’s grant date. Unless terminated pursuant to certain provisions within the share option plans, including discontinuance of employment with the Company, all unexercised options expire ten years from the date of grant.

Beginning approximately one year after a restricted share unit’s grant date, each employee’s restricted share units vest in increments of 15% per year for the first two years, 20% for the third year and 25% per year for the fourth and fifth year.

Share-based compensation expense for the three months ended June 30, 2010 and 2009 of  $1,068 and  $855, respectively, and for the six months ended June 30, 2010 and 2009 of  $3,261 and  $1,669, respectively, was recorded as a part of long-term incentive compensation expense in the condensed consolidated statements of income for share options and restricted share units awarded to employees under the 2007 Plan. The increase in share-based compensation expense for the six months ended June 30, 2010 compared to the six months ended June 30, 2009 was due to forfeiture rate adjustments to prior periods and additional share options and restricted share units that were granted under the 2007 Plan in November 2009.

The following is a summary of activity in the Company’s 2007 Plan for the six months ended June 30, 2010:

	Share options (common share equivalents)	Weighted average exercise price
Balances, December 31, 2009	1,502,916	$15.01
Options granted during the period	—	$—
Options exercised during the period	(163,175)	$14.43
Options forfeited during the period	—	$—

Balances, June 30, 2010	1,339,741	$15.08

Options exercisable at June 30, 2010	419,074	$15.91

Options vested and expected to vest at June 30, 2010	1,279,203	$15.11

	Restricted share units	Weighted average grant date fair value
Balances, December 31, 2009	1,346,506	$12.59
Share units granted during the period	—	$—
Share units vested during the period	(193,241)	$12.38

Balances, June 30, 2010	1,153,265	$12.63

Share units outstanding and expected to vest at June 30, 2010	1,046,260	$13.92

No share options or restricted share units were granted during the six months ended June 30, 2010. As of June 30 2010,  $10,767 of total compensation cost related to non-vested share option and restricted share unit awards not yet recognized is expected to be recognized over a weighted average period of 2.5 years. The aggregate intrinsic value of all options exercisable and outstanding, which represents the total pre-tax intrinsic value, based on the Company’s closing common share price of  $24.14 per share as of June 30, 2010 was  $3,450 and  $12,134, respectively. The aggregate intrinsic value is calculated as the difference between the exercise prices of the Company’s share options that were in-the-money and the market value of the common shares that would have been issued if those share options were exercised as of June 30, 2010.

The following table summarizes information about share options exercisable and outstanding at June 30, 2010:

	Share options exercisable		Share options outstanding
	Number of shares (in thousands)	Weighted average exercise price	Number of shares (in thousands)	Weighted average exercise price
Range of per-share exercise prices:
$7.10 - $7.10	25,984	$7.10	211,948	$7.10
$14.01 - $14.01	1,728	14.01	3,456	14.01
$16.50 - $16.50	391,362	16.50	905,433	16.50
$16.97 - $16.97	—	—	218,904	16.97

	419,074	$15.91	1,339,741	$15.08

The weighted average contractual life of share options exercisable and share options outstanding as of June 30, 2010 was 7.4 years and 7.8 years, respectively.

Comprehensive Income	6 Months Ended
Jun. 30, 2010
Comprehensive Income
(10)	Comprehensive Income

The following table provides a reconciliation of the Company’s net income to total comprehensive income attributable to Textainer Group Holdings Limited common shareholders:

	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009
Net income	$28,383	$37,501	$55,456	$62,039
Other comprehensive income:
Foreign currency translation adjustments	(16)	96	(62)	26

Total comprehensive income	28,367	37,597	55,394	62,065
Less: comprehensive income attributable to noncontrolling interest	(3,306)	(6,483)	(6,140)	(10,110)

Total comprehensive income attributable to Textainer Group Holdings Limited common shareholders	$25,061	$31,114	$49,254	$51,955

Dividend	6 Months Ended
Jun. 30, 2010
Dividend
(11)	Dividend

On August 11, 2010, the Company’s board of directors approved and declared a quarterly cash dividend of  $0.25 per share on the Company’s issued and outstanding common shares, payable on September 1, 2010 to shareholders of record as of August 23, 2010.